EXHIBIT 24

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert E. Belts and John F. Farmer, and each of them, his attorney and agent with full power of substitution, to do any and all acts which said attorney may deem necessary or advisable to enable Detroit Diesel Corporation (the “Company”) to comply with the Securities Act of 1933, as amended (the “Act”), and the rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of securities of the Company pursuant to the Detroit Diesel Corporation Stock 1998 Incentive Plan, including, but not limited to, the power and authority to sign in the name and on the behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, the registration statement on Form S-8 applicable thereto, and any other documents in connection therewith, and any and all amendments, including post-effective amendments, thereto, for filing with the Securities and Exchange Commission under the Act, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as the undersigned could do if personally present.

      IN WITNESS WHEREOF, the undersigned hereby executes this power of attorney as of the date set forth below.

Dated: May 22, 2000	/s/ Eckhard Cordes
Eckhard Cordes

EXHIBIT 24

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert E. Belts and John F. Farmer, and each of them, his attorney and agent with full power of substitution, to do any and all acts which said attorney may deem necessary or advisable to enable Detroit Diesel Corporation (the “Company”) to comply with the Securities Act of 1933, as amended (the “Act”), and the rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of securities of the Company pursuant to the Detroit Diesel Corporation Stock 1998 Incentive Plan, including, but not limited to, the power and authority to sign in the name and on the behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, the registration statement on Form S-8 applicable thereto, and any other documents in connection therewith, and any and all amendments, including post-effective amendments, thereto, for filing with the Securities and Exchange Commission under the Act, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as the undersigned could do if personally present.

      IN WITNESS WHEREOF, the undersigned hereby executes this power of attorney as of the date set forth below.

Dated: May 18, 2000	/s/ John E. Doddridge
John E. Doddridge

EXHIBIT 24

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert E. Belts and John F. Farmer, and each of them, his attorney and agent with full power of substitution, to do any and all acts which said attorney may deem necessary or advisable to enable Detroit Diesel Corporation (the “Company”) to comply with the Securities Act of 1933, as amended (the “Act”), and the rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of securities of the Company pursuant to the Detroit Diesel Corporation Stock 1998 Incentive Plan, including, but not limited to, the power and authority to sign in the name and on the behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, the registration statement on Form S-8 applicable thereto, and any other documents in connection therewith, and any and all amendments, including post-effective amendments, thereto, for filing with the Securities and Exchange Commission under the Act, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as the undersigned could do if personally present.

      IN WITNESS WHEREOF, the undersigned hereby executes this power of attorney as of the date set forth below.

Dated: May 18, 2000	/s/ Richard M. Donnelly
Richard M. Donnelly

EXHIBIT 24

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert E. Belts and John F. Farmer, and each of them, his attorney and agent with full power of substitution, to do any and all acts which said attorney may deem necessary or advisable to enable Detroit Diesel Corporation (the “Company”) to comply with the Securities Act of 1933, as amended (the “Act”), and the rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of securities of the Company pursuant to the Detroit Diesel Corporation Stock 1998 Incentive Plan, including, but not limited to, the power and authority to sign in the name and on the behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, the registration statement on Form S-8 applicable thereto, and any other documents in connection therewith, and any and all amendments, including post-effective amendments, thereto, for filing with the Securities and Exchange Commission under the Act, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as the undersigned could do if personally present.

      IN WITNESS WHEREOF, the undersigned hereby executes this power of attorney as of the date set forth below.

Dated: June 9, 2000	/s/ William E. Hoglund
William E. Hoglund

EXHIBIT 24

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert E. Belts and John F. Farmer, and each of them, his attorney and agent with full power of substitution, to do any and all acts which said attorney may deem necessary or advisable to enable Detroit Diesel Corporation (the “Company”) to comply with the Securities Act of 1933, as amended (the “Act”), and the rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of securities of the Company pursuant to the Detroit Diesel Corporation Stock 1998 Incentive Plan, including, but not limited to, the power and authority to sign in the name and on the behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, the registration statement on Form S-8 applicable thereto, and any other documents in connection therewith, and any and all amendments, including post-effective amendments, thereto, for filing with the Securities and Exchange Commission under the Act, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as the undersigned could do if personally present.

      IN WITNESS WHEREOF, the undersigned hereby executes this power of attorney as of the date set forth below.

Dated: May 18, 2000	/s/ Gary G. Jacobs
Gary G. Jacobs

EXHIBIT 24

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert E. Belts and John F. Farmer, and each of them, his attorney and agent with full power of substitution, to do any and all acts which said attorney may deem necessary or advisable to enable Detroit Diesel Corporation (the “Company”) to comply with the Securities Act of 1933, as amended (the “Act”), and the rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of securities of the Company pursuant to the Detroit Diesel Corporation Stock 1998 Incentive Plan, including, but not limited to, the power and authority to sign in the name and on the behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, the registration statement on Form S-8 applicable thereto, and any other documents in connection therewith, and any and all amendments, including post-effective amendments, thereto, for filing with the Securities and Exchange Commission under the Act, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as the undersigned could do if personally present.

      IN WITNESS WHEREOF, the undersigned hereby executes this power of attorney as of the date set forth below.

Dated: May 30, 2000	/s/ Joseph F. Welch
Joseph F. Welch

EXHIBIT 24

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert E. Belts and John F. Farmer, and each of them, his attorney and agent with full power of substitution, to do any and all acts which said attorney may deem necessary or advisable to enable Detroit Diesel Corporation (the “Company”) to comply with the Securities Act of 1933, as amended (the “Act”), and the rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of securities of the Company pursuant to the Detroit Diesel Corporation Stock 1998 Incentive Plan, including, but not limited to, the power and authority to sign in the name and on the behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, the registration statement on Form S-8 applicable thereto, and any other documents in connection therewith, and any and all amendments, including post-effective amendments, thereto, for filing with the Securities and Exchange Commission under the Act, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as the undersigned could do if personally present.

      IN WITNESS WHEREOF, the undersigned hereby executes this power of attorney as of the date set forth below.

Dated: May 18, 2000	/s/ R. Jamison Williams, Jr.
R. Jamison Williams, Jr.

EXHIBIT 24

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert E. Belts and John F. Farmer, and each of them, his attorney and agent with full power of substitution, to do any and all acts which said attorney may deem necessary or advisable to enable Detroit Diesel Corporation (the “Company”) to comply with the Securities Act of 1933, as amended (the “Act”), and the rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of securities of the Company pursuant to the Detroit Diesel Corporation Stock 1998 Incentive Plan, including, but not limited to, the power and authority to sign in the name and on the behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, the registration statement on Form S-8 applicable thereto, and any other documents in connection therewith, and any and all amendments, including post-effective amendments, thereto, for filing with the Securities and Exchange Commission under the Act, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as the undersigned could do if personally present.

      IN WITNESS WHEREOF, the undersigned hereby executes this power of attorney as of the date set forth below.

Dated: May 22, 2000	/s/ Dieter E. Zetsche
Dieter E. Zetsche